Filed pursuant to Rule 497(e)

Registration File No. 811-09156

THE THOMASLLOYD FUNDS

SUPPLEMENT DATED MARCH 2, 2007 TO

PROSPECTUS DATED DECEMBER 29, 2006

To introduce the new ThomasLloyd Long-Short Equity Fund (“Long-Short Fund”), the Trust is continuing to waive all sales loads on Class A shares of the Long-Short Fund from March 2, 2007 through March 31, 2007.  The following pages supplement and replace the correlating information in the Fund’s Prospectus during that time period.

THOMASLLOYD LONG-SHORT EQUITY FUND (for sales made from March 2, 2007 through March 31, 2007)

SHAREHOLDER FEES (expenses deducted directly from your investment)	Long-Short Fund Class A Shares	Long-Short Fund Class C Shares
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load)	0.00%	1.00%(1)
Maximum Sales Charge (Load) imposed on Reinvested Dividends and Distributions	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Maximum Annual Account Maintenance Fee (for accounts under $10,000)	$10.00	$10.00

(1) – A deferred sales charge applies only if redemption occurs less than one year from purchase.  See “How to Buy Shares” and “How to Make Withdrawals (Redemptions)”

EXAMPLE OF HYPOTHETICAL FUND COSTS
The following examples are intended to help you compare the cost of investing in the Long-Short Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Long-Short Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% annual return, that you reinvest all dividends and distributions, and that the Long-Short Fund’s operating expenses remain the same.  Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs of investing the Fund would be:

YEAR	Long-Short FUND Class A Shares	Long-Short FUND Class C Shares
1	$ 243	$ 318
3	$ 748	$ 971
5	$1,280	$1,649
10	$2,736	$3,457

NOTE: During the time period from March 2, 2007 through March 31, 2007, it may be more economically advantageous for an investor of the Long-Short Fund to purchase Class A Shares of the Long-Short Fund rather than Class C Shares of the Long-Short Fund, which bear higher Distribution and/or Service Fees.  However, to the extent an investor or its financial advisor determines that Class C Shares are an appropriate option, Class C Shares of the Long-Short Fund will remain open during this time.